UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 3, 2008 (July 1, 2008)

METALS USA HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-146181	20-3779274
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

FLAG INTERMEDIATE

HOLDINGS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-132918	20-3779375
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

METALS USA, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-13123	76-0533626
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

One Riverway, Suite 1100
Houston, Texas		77056
(Address of Principal Executive Offices)		(Zip Code)
(Registrant’s telephone number, including area code) (713) 965-0990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     The information included or incorporated by reference in Item 2.03 below is incorporated by reference into this item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Company.

     On July 1, 2008, Flag Intermediate Holdings Corporation, a Delaware corporation, Metals USA, Inc., a Delaware corporation, and certain subsidiaries of Metals USA, Inc. (collectively, the “Company”) exercised their option under the Loan and Security Agreement, as amended (the “ABL facility”), to increase the Tranche A Commitments under the ABL facility by $100.0 million. The increase to the Tranche A Commitments increased the total commitment from $525.0 million to $625.0 million, comprised of $600.0 million of Tranche A Commitments and $25.0 million of Tranche A-1 Commitments. All other existing terms under the ABL facility remain unchanged. The Company expects to pay customary fees related to the exercise of the option to increase the ABL facility. Capitalized terms not defined herein shall have the meaning as defined in the ABL facility, which is incorporated herein by reference. The description set forth above is qualified in its entirety by the ABL facility incorporated herein by reference. Certain of the Lenders and their respective affiliates have, from time to time, performed, and may in the future perform various financial advisory and financial services for the Company, for which they received or will receive customary fees and expenses.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

10.12	Loan and Security Agreement, dated as of November 30, 2005, among Credit Suisse, as the Administrative Agent, Bank of America, N.A., as the Collateral Agent, Flag Intermediate Holdings Corporation, Metals USA, Inc. (formerly Flag Acquisition Corporation) and certain Subsidiaries of Metals USA, Inc. party thereto (incorporated by reference to Exhibit 4.5 to Metals USA, Inc.’s Registration Statement (File No. 333- 132918-26) on Form S-4 filed on March 31, 2006)

10.17	Amendment No. 1 dated as of July 18, 2006, to the Loan and Security Agreement dated as of November 30, 2005, among each of the Lenders party thereto, Credit Suisse, as the Administrative Agent, Bank of America, N.A., as the Collateral Agent, Flag Intermediate Holdings Corporation, Metals USA, Inc. (formerly Flag Acquisition Corporation) and certain Subsidiaries of Metals USA, Inc. party thereto (incorporated by reference to Exhibit 4.12 of Amendment No. 3 to Metals USA, Inc.’s Registration Statement (File No. 333-132918) on Form S-4 filed on August 2, 2006)

10.18	Amendment No. 2, dated as of June 8, 2007, to the Loan and Security Agreement dated as of November 30, 2005, as amended by Amendment No. 1, dated as of July 18, 2006, among Flag Intermediate Holdings Corporation, Metals USA, Inc., and certain Subsidiaries of Metals USA, Inc. party thereto, Credit Suisse, as Administrative Agent, and Bank of America, N.A., as the Collateral Agent (incorporated herein by reference to Exhibit 4.1 to Flag Intermediate Holdings Corporation’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2007 (File No. 333-132918) filed on August 6, 2007)

10.23	Incremental Tranche A Assumption Agreement dated as of July 1, 2008 among Flag Intermediate Holdings Corporation, Metals USA, Inc., certain Subsidiaries of Metals USA, Inc., party thereto, Credit Suisse, as Administrative Agent, and Bank of America, N.A., as the Collateral Agent.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

METALS USA HOLDINGS CORPORATION

Date: July 3, 2008	/s/ John A. Hageman

Name: John A. Hageman
Title: Senior Vice President
and Chief Legal Officer

FLAG INTERMEDIATE HOLDINGS
CORPORATION

Date: July 3, 2008	/s/ John A. Hageman

Name: John A. Hageman
Title: Senior Vice President
and Chief Legal Officer

METALS USA, INC.

Date: July 3, 2008	/s/ John A. Hageman

Name: John A. Hageman
Title: Senior Vice President
and Chief Legal Officer

Exhibit Index
Exhibit Number	Description

10.12	Loan and Security Agreement, dated as of November 30, 2005, among Credit Suisse, as the Administrative Agent, Bank of America, N.A., as the Collateral Agent, Flag Intermediate Holdings Corporation, Metals USA, Inc. (formerly Flag Acquisition Corporation) and certain Subsidiaries of Metals USA, Inc. party thereto (incorporated by reference to Exhibit 4.5 to Metals USA, Inc.’s Registration Statement (File No. 333-132918-26) on Form S-4 filed on March 31, 2006)

10.17	Amendment No. 1 dated as of July 18, 2006, to the Loan and Security Agreement dated as of November 30, 2005, among each of the Lenders party thereto, Credit Suisse, as the Administrative Agent, Bank of America, N.A., as the Collateral Agent, Flag Intermediate Holdings Corporation, Metals USA, Inc. (formerly Flag Acquisition Corporation) and certain Subsidiaries of Metals USA, Inc. party thereto (incorporated by reference to Exhibit 4.12 of Amendment No. 3 to Metals USA, Inc.’s Registration Statement (File No. 333- 132918) on Form S-4 filed on August 2, 2006)

10.18	Amendment No. 2, dated as of June 8, 2007, to the Loan and Security Agreement dated as of November 30, 2005, as amended by Amendment No. 1, dated as of July 18, 2006, among Flag Intermediate Holdings Corporation, Metals USA, Inc., and certain Subsidiaries of Metals USA, Inc. party thereto, Credit Suisse, as Administrative Agent, and Bank of America, N.A., as the Collateral Agent (incorporated herein by reference to Exhibit 4.1 to Flag Intermediate Holdings Corporation’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2007 (File No. 333-132918) filed on August 6, 2007)

10.23	Incremental Tranche A Assumption Agreement dated as of July 1, 2008 among Flag Intermediate Holdings Corporation, Metals USA, Inc., certain Subsidiaries of Metals USA, Inc., party thereto, Credit Suisse, as Administrative Agent, and Bank of America, N.A., as the Collateral Agent.